SECURITY AGREEMENT

This SECURITY AGREEMENT is made this 15th day of May , 2009, between FORTICELL BIOSCIENCE INC., Borrower and Borrower-In-Possession ("Borrower), a corporation organized and existing pursuant to the laws of the State of Delaware having an address at 3960 Broadway New York, NY 10032 and Holy Land Art, Inc. ("HLA" or "Lender"). a Delaware corporation, with a place of business c/o Shiboleth LLP, One Penn Plaza, Suite 2527, New York, New York 10119.

1. DEFINITIONS

All words and terms used in this Agreement shall have the meanings as set forth herein and where not otherwise defined herein shall be deemed to have the meanings as accorded to them in the New York Uniform Commercial Code as in effect from time to time ("UCC") or in the Loan Agreement. As used herein, the following terms shall have the following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa):

1.1 "Agreement" shall mean this Security Agreement.

1.2 "Authenticate" shall mean to sign or to execute or otherwise adopt a symbol, or encrypt or similarly process a record in whole or in part, with the present interest of the authenticating person to identify the person and adopt or accept a Record.

1.3 "Bankruptcy Code" shall mean Title II of the United States Code, as amended, or any successor federal bankruptcy law.

1.4 "Bankruptcy Court" shall mean U.S. Bankruptcy Court for the Southern District of New York.

1.5 "Borrower" shall mean Forticell Bioscience Inc.

1.6 "Business Day" shall mean any day other than a Saturday, Sunday or a public or bank holiday or the equivalent for banks generally under the laws of New York or the Laws of the State of Israel.

1.7 "Chapter II Case" shall mean Borrower's case under Chapter 11 of the bankruptcy code known as case no. 08-14665 (MG) in the Bankruptcy Court.

1.8 "Collateral" shall have the meaning given to such term in Section 2.1 hereof

1.9 "Confidential Information" shall mean all know-how, trade secrets, confidential business information, financial data and other like information including but not limited to idea research and development, know-how, formulas, schematics, compositions, technical data, specifications, customer and supplier lists, pricing and costing information, and business and marketing plans and proposals, inventory; ideas, algorithms, processes, computer software programs or applications (in both source code and object code form), client lists and tangible or intangible proprietary information or material. Notwithstanding the foregoing definition, Confidential Information shall not

include information already in the public domain at the time such information is disclosed.

1.10 "Default" shall mean an event or condition the occurrence of which would, with the lapse of time or the giving of notice, or both, become an Event of Default whether or not Lender has declared an Event of Default to have occurred.

1.11 "Equipment" shall mean all machinery, equipment, office machinery, furniture, fixtures, conveyors, tools, materials storage and handling equipment, molds, dies, stamps and other equipment of every kind and nature and wherever situated now or hereafter owned by Borrower or in which Borrower may have any interest (to the extent of such interest), together with all additions and accessions thereto, all replacements and all accessories and parts therefore, all manuals, blueprints, know-how, warranties and records in connection therewith, all rights against suppliers, warrantors, manufacturers, sellers or others in connection therewith, and together with all substitutes for any of the foregoing.

1.12 "Final Order" means, collectively, the order of the Bankruptcy Court entered in the Chapter 11 Case after a final hearing under Bankruptcy Rule 4001(c)(2) or such other procedures as approved by the Bankruptcy Court which order shall be satisfactory in form and substance to Lender (including such additional provisions not present in the Interim Order as Lender shall require), and from which no appeal or motion to reconsider has been timely filed, or if timely filed, such appeal or motion to reconsider has been dismissed or denied (unless Lender waives such requirement), together with all extensions, modifications and amendments thereto, which, among other matters but not by way of limitation, authorizes Borrower to obtain credit, incur (or guaranty) debt, and grant Liens under this Agreement and provides for the super priority of Lender's claim.

1.13 "Financing Order" means, the Interim Order or the Final Order, whichever is in effect at the time of any determination hereunder, and "Financing Orders" means the Interim Order and the Final Order, collectively.

1.14 "General Intangibles" shall mean all general intangibles, including, without limitation, all choses in action, causes of action, payment intangibles, corporate or other business records, deposit accounts, inventions, blueprints, designs, patents, patent applications, trademarks, trademark applications, trade names, trade secrets, good will, brand names, copyrights, registrations, licenses, franchises, customer lists, tax refund claims, computer programs and software, operational manuals, capitalized finance costs, origination fees, all equipment formulations, manufacturing procedures, quality control procedures and product specifications relating to products sold under patents, trademarks or copyrights owned by Borrower or in which Borrower has an interest, the right to sue for all past, present and future infringements of such patents, trademarks and copyrights, all claims under guaranties, security interests or other security held by or granted to Borrower to secure payment of any of the Receivables by Borrower, all rights to indemnification and all other intangible property of every kind and nature (other than Receivables).

1.15 "Governmental Authority" means any nation or government, any state, city, province or other political subdivision thereof, and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

1.16 "Intellectual Property" shall mean, all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent rights, patent applications and invention disclosures, together with all reissuance, continuations-in-part, revisions, extensions and reexaminations thereof, all registered or unregistered trademarks, tradenames, service marks including all good will associated therewith, and copyrights and all applications and registrations for any of the foregoing and all Confidential Information.

1.17 "Instruments" shall have the meaning given to such term in the UCC.

1.18 "Interim Order" means, collectively, the order of the Bankruptcy Court entered in the Chapter 11 Case after an interim hearing (assuming satisfaction of the standards prescribed in Section 364 of the Bankruptcy Code and Bankruptcy Rule 4001 and other applicable law), together with all extensions, modifications, and amendments thereto, in form and substance satisfactory to Lender, which, among other matters but not by way of limitation, authorizes, on an interim basis, Borrower to enter into and perform its obligations under the terms of this Agreement.

1.19 "Loan Agreement" shall mean the DIP Credit Agreement dated the date hereof between the Borrower and Lender, as the same may be modified, amended, restated or replaced from time to time.

1.20 "Loan Documents" shall mean the Loan Agreement, the Note, together with this Agreement and any and all other documents, instruments or agreements executed in connection therewith as the same may be modified, amended, restated or replaced from time to time.

1.21 "Maturity Date" means the earliest of (a) the date which is ninety (90) days after or one hundred and eighty days(180), to the extent extended by Borrower, (i)entry of an Interim Order or (ii)when the loan is made unless such date is otherwise extended by Lender in writing in its sole discretion, (b) the date of acceleration of the Obligations of Borrower hereunder pursuant to Section 6, (c) the date of the closing of a sale of all or substantially all of Borrower's assets pursuant to Section 363 of the Bankruptcy Code or a confirmed plan of reorganization, and (d) the effective date of a plan of reorganization or arrangement in the Chapter 11 Case.

1.22 "Maximum Amount" means Seven Hundred and Fifty Thousand Dollars ($750,000), or such other amount as consented to in writing by Lender in its sole discretion pursuant to the terms of the Final Order.

1.23 "Note" shall mean a certain note executed contemporaneously with this Agreement.

1.24 "Obligations" shall mean and include all loans, advances, debts, liabilities, obligations, covenants and duties owing by Borrower to Lender or any affiliate of

Lender of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, whether arising under this Agreement, the other Loan Documents or under any other agreement or by operation of law, whether or not for the payment of money, whether arising by reason of an extension of credit, opening, guaranteeing or confirming of a letter of credit, loan, guaranty, indemnification or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now due or hereafter arising and however acquired, including, without limitation, all interest, charges, expenses, commitment, facility, collateral management or other fees, attorneys' fees and expenses, and any other sum chargeable to Borrower under this Agreement, the other Loan Documents or any other agreement with Lender.

1.25 "Person" shall mean an individual, partnership, limited liability company, limited liability partnership, corporation, joint venture, joint stock company, land trust, business trust or unincorporated organization, or a government agency or political subdivision thereof.

1.26 "Petition" shall mean the Borrower's petition for relief under Chapter 11.

1.27 "Petition Date" shall mean November 21, 2008.

1.28 " Plan" shall mean a plan of reorganizing the Chapter 11 case

1.29 "Property" shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

1.30 "Receivables" shall mean and include all present and future accounts, including, without limitation, hospital or medical facility receivables, license fees, contract rights, promissory notes, chattel paper, electronic chattel paper, Instruments and documents, all tax refunds and rights to receive tax refunds, bonds, certificates, rights to payment for the sale, lease or license of equipment and policies of insurance and insurance proceeds, investment securities, notes and instruments, deposit accounts book accounts, credits and reserves and all forms of obligations whatsoever owing, together with all instruments, all documents of title representing any of the foregoing, and all rights in any merchandise or goods which any of the same may represent, all files and records with respect to any collateral or security given by Borrower to Lender, together with all right, title, security and guaranties with respect to each Receivable, including any right of stoppage in transit, whether now owned or hereafter created or acquired by Debtor or in which Debtor now has or hereafter acquires any interest.

1.31 "Record" shall mean information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form. If Lender so specifies with respect to a particular type of Record, that type of Record shall be signed or otherwise authenticated by Borrower.

1.32 "Superpriority Claim" shall mean a claim against Borrower in the Chapter 11 case which is an administrative expense, including, without limitation, those specified in Sections 503(b), 507(b), 1113 or 1114 of the Bankruptcy Code.

2. SECURITY INTEREST

2.1 Security Interest. To secure the prompt payment and performance of all of the Obligations to Lender, Borrower hereby grants to Lender a first priority lien and security interest in all of Borrower's right, title and interest in the following Property, whether now owned or existing or hereafter created, acquired or arising and whereever located (collectively, "Collateral"):

(A) All Receivables;

(B) All identified Equipment (Schedule "1") ;

(C) All General Intangibles.

(D) All Intellectual Property (Schedule "2")

(E) Confidential Information;

(F) All Deposit Accounts;

(G) All recoveries from adversary proceedings initiated under any provision of Chapter 5 of the Bankruptcy Code;

(H) All tax refunds;

(I) All books and records (including, without limitation, customer lists, credit files, computer programs, printouts and other computer materials and records) of Borrower pertaining to any of above;

2.2 Perfection. Borrower including its subsidiaries, as applicable will execute and deliver to Lender such security agreements, assignments and other papers as Lender may at any time or from time to time reasonably request that are required to perfect or protect the security interest granted hereby. Borrower shall also reasonably cooperate with Lender in obtaining appropriate waivers or subordinations of interests from such third parties in any Collateral and Borrower shall reasonably cooperate with Lender in obtaining control of Collateral . Borrower authorizes Lender to execute alone any financing statements or other documents or instruments that Lender may require to perfect, protect or establish any lien or security interest granted to Lender by Borrower and further authorizes Lender to sign Borrower's name on the same and\or to file or record the same without Borrower's signature thereon. Borrower will perform any and all reasonable steps that Lender may request to perfect Lender's security interest in all Equipment. Borrower hereby appoints Lender as its attorney in fact to execute and deliver notices of lien, financing statements, assignments, and any other documents, notices, and agreements necessary for the perfection of Lender's security interests in the Collateral. Borrower appoints such person or persons as Lender may designate as Borrower's attorney-in-fact to endorse the name of Borrower on any checks, notes, drafts or other forms of payment or security that may come into the possession of Lender or any Affiliate of Lender, to sign Borrower's name on invoices or bills of lading, drafts against customers, notice of assignment, verifications and schedules and, generally, to do all things necessary to carry out this Agreement. Such attorney-in-fact may notify the Post Office authorities to change the address of delivery of mail to an address designated by Lender, and open and dispose of mail addressed to Borrower.

The powers granted herein, being coupled with an interest, are irrevocable, and Borrower approves and ratifies all acts of the attorney-in-fact. Neither Lender nor the attorney-in-fact shall be liable for any act or omission, error in judgment or mistake of law so long as the same is not willful or grossly negligent. Borrower agrees to pay the costs of the continuation of Lender's security interests and releases or assignments of Lender's interests.

3. REPRESENTATIONS, WARRANTIES AND COVENANTS

Borrower represents warrants and covenants to Lender, and shall be deemed to continually do so, as long as this Agreement shall remain in force, that:

3.1 Valid Existence. Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the corporate power to carry on its business as now being conducted and to own its assets. Moreover, Borrower represents and warrants that its wholly owned subsidiary Hapto Biotech Israel, Ltd. ("Hapto") is in good standing under the sovereign laws of the State of Israel.

3.2 Authority. Borrower has the power to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement, the Note and the Loan Agreement and the consummation of the transactions contemplated hereby and thereby have been duly authorized by Borrower. This Agreement, the Loan Agreement and the Note constitute the valid and binding obligations of Borrower and are enforceable in accordance with their respective terms.

3.3 No Breach. Neither the execution nor delivery of this Agreement and the Notes nor compliance by the Borrower with any of the provisions hereof or thereof nor consummation of the transactions contemplated hereby or thereby, will:

(i) violate or conflict with any provision of the organizational documents of the Borrower or Hapto or any provision of an indenture, mortgage, contract, deed or trust or other agreement or instrument to which Borrower or Hapto is a party or by which it or any of its respective assets is bound.

(ii) result in the creation of any lien, security interest, charge or encumbrance upon any of the assets or properties of Borrower or Hapto, except as set forth in herein;

(iii) violate any judgment, order, injunction, decree or award against, or binding upon, Borrower or Hapto or any of their respective assets; or

(iv) violate any law or regulation or any jurisdiction relating to Borrower or its assets.

3.4 Environmental Matters. (a) No Property owned or used by Borrower or Hapto is or has been used for the generation, manufacture, refining, transportation, treatment, storage, handling or disposal of any "hazardous substances" or "hazardous wastes"; (b) Borrower and Hapto are in compliance with all applicable environmental laws; (c) there has been no contamination or release of hazardous substances at, upon, under or within any Property owned or leased by Borrower or Hapto, and there has been no contamination (as defined in any applicable environmental law) or release of hazardous substances (as defined in any applicable environmental law) on any other property that has migrated or threatens to migrate to any property owned or leased by Borrower or Hapto; (d) there are not now and never have been above-ground or underground storage tanks at any Property owned or leased by Borrower or Hapto; (e) there are no transformers, capacitors or other items of Equipment containing polychlorinated biphenyls at levels in excess of 49 parts per million, violative of any applicable environmental law, at any Property owned or leased by Borrower; (f) no hazardous substances are present at any property owned or leased by Borrower pr Hapto, except for any such substances used by the Borrower or Hapto in the ordinary course of its business in accordance with applicable law, nor will any hazardous substances be present upon any such Property or in the operation thereof by Borrower or Hapto; (g) all permits and authorizations required under environmental laws for all operations of Borrower and Hapto have been duly issued and are in full force and effect, including but not limited to those for air emissions, water discharges and treatment, storage tanks and the generation, treatment, storage and disposal of hazardous substances; (h) there are no past, pending or threatened environmental claims against Borrower or Hapto or any property owned or leased by Borrower; and there is no condition or occurrence on any Property owned or leased by Borrower or Hapto that could be anticipated (1) to form the basis of an environmental claim against Borrower or Hapto or its properties or (2) to cause any Property owned or leased by Borrower or Hapto to be subject to any restrictions on its ownership, occupancy or transferability under any environmental law; and (i) no portion of any Property owned or leased by Borrower contains asbestos-containing material that is or threatens to become friable.

3.5 Ownership and Maintenance of Collateral. Borrower is the owner of the Collateral with good, marketable and indefeasible title thereto, free and clear of all liabilities, mortgages, security interests, leases, liens, pledges, encumbrances, restrictions, charges, claims or imperfections of title whatsoever.

The representations and warranties set forth in this Section shall survive repayment of the Obligations and the termination of this Agreement and the other Loan Documents relevant thereto.

4. Maintenance of Collateral. Borrower shall continually take such steps as are necessary and prudent to protect the interest of Lender in the Collateral including, but not limited to, the following:

(A) Maintain books and records relating to the Collateral satisfactory to Lender and shall allow Lender or its representatives access to such records and the Collateral at all reasonable times for the purpose of examination, inspection, verification, copying, extracting and other reasonable purposes as Lender may require;

(B) Maintain the Collateral and the books and records relating to the Collateral at Borrower's address indicated above and authenticated by Borrower.

(C) Execute and deliver to Lender such other and further documentation necessary to evidence, effectuate or perfect its security interest in the Collateral;

(D) Defend the Collateral against all claims and demands of third parties at any time claiming the same or any interest therein, except buyers of Inventory in the ordinary course of Borrower's business;

(E) Keep the Collateral free of all liens and encumbrances other than permitted liens (as authorized by Lender), except for the security interest of Lender, and Borrower will not, without prior consent of Lender contained in an Authenticated Record, sell, transfer or otherwise dispose of the Collateral or any interest therein, in bulk or otherwise, except for the sales in the ordinary course of business;

(F) Notify Lender in the event of material loss or damage to the Collateral or of any material adverse change in Borrower's business, financial condition or the Collateral, or of any other occurrences which could materially and adversely affect the security of Lender;

(G) Pay all expenses incurred in the manufacture, delivery, storage or other handling of the Collateral and all taxes which are or may become a lien on the Collateral, promptly when due, and in any event reimburse Lender, on demand, for any expenses which Lender might incur following the occurrence of a Default or an Event of Default, in satisfying such expenses or taxes, which Lender, in its sole discretion, deems necessary in order to protect the Collateral; and

(H) Maintain insurance on the Collateral from carriers acceptable to Lender of such types, coverage, form and amount as is usually carried on similar goods by similar enterprises. In the event Borrower fails to maintain such insurance, the same may be maintained by Lender, at its option, and Borrower shall reimburse Lender for the cost thereof, on demand.

5. EVENTS OF DEFAULT.

Any of the following events or occurrences shall constitute an "Event of Default" under this Agreement:

(a) failure to make any payment of any installment of principal of or interest upon any Loan when due and payable; or

(b) any representation or warranty made in or in connection with this Agreement or the Loan Agreement and/or in any report, certificate, financial statement or other instrument furnished in connection therewith, shall prove to have been false or misleading in any material respect when made: or

(c) failure to substantially comply with the Budget submitted to the Bankruptcy Court in connection with the motion seeking approval of the Loan or any other instructions with respect to usage of the funds loaned by the Borrower; or

(d) a Plan has been approved over the objection of Lender; or

(e) either Lender or Borrower shall have failed to receive, as and when required, any consent or approval from any Governmental Authority or any third party necessary in order for such party to perform its obligations hereunder in accordance with all applicable laws, rules and regulations; or

(f) Borrower or its Property shall become subject to any law, rule, regulation, tariff or rate ruling issued by any Governmental Authority or other third party that shall have, in the reasonable judgment of Lender, a material adverse effect on the ability of Borrower to collect reasonable fees and charges for its products and services; or

(g) any event occurs that has, or could reasonably be expected to have, a material adverse effect on the business, assets, operations, prospects or financial or other condition of Borrower or on the Collateral; or

(h) the occurrence of any of the following in the Chapter 11 Case:

(i) the entry of an order amending, supplementing, staying, rescinding, vacating or otherwise modifying this Agreement or the Interim Order or the Final Order without the written consent of Lender (other than the replacement of the Interim Order with the Final Order);

(ii) the appointment of an interim or permanent trustee in the Chapter 11 Case or the appointment of a responsible person or an examiner in the Chapter 11 Case with expanded powers to operate or manage the financial affairs, the business, or reorganization of Borrower;

(iii) the dismissal of the Chapter 11 Case, or the conversion of the Chapter 11 Case from one under Chapter 11 to one under Chapter 7 of the Bankruptcy Code;

(iv) the entry of an order by the Bankruptcy Court granting relief from or modifying the automatic stay of Section 362 of the Bankruptcy Code (x) to allow any creditor to execute upon or enforce a Lien on any Collateral or (y) to permit the perfection of any Lien on the Collateral unless such Lien is or shall be junior in priority

to the Liens of Lender therein (other than Liens equal to or senior to the Liens of Lender under and in accordance with the Financing Order);

(v) the entry of an order in the Chapter 11 Case avoiding or requiring repayment of any portion of the payments made on account of the Obligations owing under this Agreement;

(vi) the entry of an order in the Chapter 11 Case granting any other super priority administrative claim or Lien equal or superior to that granted to Lender (other than claims and Liens equal to or senior to the claims and Liens of Lender under and in accordance with the Financing Order);

(vii) the failure of the Bankruptcy Court to enter the Final Order on or before 30 days after the date of the Interim Order, which Final Order shall have the same terms and provisions as the Interim Order unless otherwise consented to by Lender, except that it shall authorize and approve the terms of the financing set forth in this Agreement on a final basis for the Maximum Amount;

(viii) the Financing Order ceases to be in full force and effect; or

(ix) Borrower commences any action or proceeding or files any claims or objections of any type against the Lender to contest the validity and priority of Lender's liens on the Collateral or the validity of the Borrower's obligations under this Agreement.

6. RIGHTS OF LENDER

6.1 General Rights. The rights of Lender shall at all times be those of a secured party under the UCC or under other applicable laws (including, of any foreign jurisdiction). Without limiting the generality of the foregoing, Lender shall have the additional rights set forth in this Agreement.

6.2 Lender's Right to Perform Borrower's Obligations. In the event that Borrower shall fail to purchase or maintain insurance, or to pay any tax, assessment, government charge or levy, except as the same may be otherwise permitted hereunder, or in the event that any lien, encumbrance or security interest prohibited hereby shall not be paid in full or discharged, or in the event that Borrower shall fail to perform or comply with any other covenant, promise or Obligation to Lender hereunder or under any other Loan Document, Lender may, but shall not be required to, perform, pay, satisfy, discharge or bond the same for the account of Borrower, and all monies so paid by Lender, including reasonable attorneys' fees and expenses, shall be treated as part of the Obligations.

6.3 Collections; Modifications of Terms. Without limiting any rights Lender may have pursuant to this Agreement . applicable law, or otherwise, upon the occurrence and during the continuance of a Default or an Event of Default, Lender may demand, sue for, collect and give receipts for any money, Instruments or property payable or receivable on account of or in exchange for any of the Collateral, or make any compromises it deems necessary or proper, including without limitation, extending the time of payment, permitting payment in installments, or otherwise modifying the terms or rights relating

to any of the Collateral, all of which may be effected without notice to or consent by Borrower and without otherwise discharging or affecting the Obligations, the Collateral or the security interest granted under this Agreement or any of the Loan Documents.

6.4 Rights of Lender to Insurance Without limiting any rights of Lender pursuant to this Agreement or under applicable law, after a Default or Event of Default has occurred, Lender may file proofs of loss and claim with respect to any of the Collateral with the appropriate insurer, and may endorse in its own and Borrower's name any checks or drafts constituting insurance proceeds. Any insurance proceeds received by Lender may be applied by it against Borrower's Obligations under the Loan Documents.

6.5 Waiver of Rights by Borrower. Except as may be otherwise specifically provided herein, Borrower waives, to the extent permitted by law, any bonds, security or sureties required by any statute, rule or otherwise by law as an incident to any taking of possession by Lender of any Collateral. Borrower authorizes Lender, upon the occurrence of a Default or any Event of Default, to enter upon any premises owned by or leased to Borrower where the Collateral is kept, without obligation to pay rent or for use and occupancy, through self help, without judicial process and without having first given notice to Borrower or obtained an order of any court, and peacefully retake possession thereof by securing at or removing same from such premises.

6.6 Lender's Rights. Borrower agrees that Lender shall not have any obligation to preserve rights to any Collateral against prior parties or to marshal any Collateral of any kind for the benefit of any other creditor of Borrower or any other Person. After the occurrence of a Default or an Event of Default, Lender is hereby granted a license or other right to use, without charge, Borrower's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and Borrower's rights under all licenses and any franchise, sales or distribution agreements shall inure to Lender's benefit for such purpose.

6.7 Rights on Default. Upon the occurrence of any Default or an Event of Default, and after giving effect to any applicable grace period, in addition to and without limiting any rights Lender may have under any agreement, document or instrument evidencing or representing any obligation of Borrower to Lender or executed in connection with any such obligation or under any applicable law, Lender is hereby authorized to declare any or all of the Obligations to be immediately due and payable, and the rights and remedies of Lender with respect to the Collateral shall be as set forth herein, in the UCC and as otherwise available under applicable law.

(A) Lender may, without demand, advertising or notice, all of which Borrower hereby waives (except as the same may be required by law), sell, lease, license, dispose of, deliver and grant options to a third party to purchase, lease or otherwise dispose of any and all Collateral held by it or for its account at any time or times in one or more public or private sales or other dispositions, for cash, on credit or otherwise, as such prices and upon such terms as Lender, in its sole discretion, deems advisable. Without requiring notice to Borrower, all requirements of reasonable notice under this section shall be met if such notice is mailed, postage prepaid, to Borrower at its address set forth

herein or such other address as Borrower may have provided to Lender, in a Record, at least ten (10) days before the time of such sale or disposition. Lender may, if it deems it reasonable, postpone or adjourn any sale of any Collateral from time to time by an announcement at the time and place of the sale to be so postponed or adjourned without being required to give a new notice of sale, provided, however, that Lender shall provide Borrower with written notice of the time and place of such postponed or adjourned sale. Lender may be the purchaser at any such sale, and payment may be made, in whole or in part, in respect of such purchase price by the application of Obligations due from Borrower to Lender. Borrower shall be obligated for, and the proceeds of sale shall be applied first to, the costs of retaking, refurbishing, storing, guarding, insuring, preparing for sale, and selling the Collateral, including the fees and disbursements of attorneys, auctioneers, appraisers, consultants and accountants employed by Lender. Proceeds from the Sale or other disposition or Collateral shall be applied to the payment, in whatever order Lender may elect, of all Obligations of Borrower. Lender shall return any excess to Borrower and Borrower shall remain liable for any deficiency. Collateral securing purchase money security interests also secures non-purchase money security interests. To the extent Borrower uses an advance under the Loan Documents to purchase Collateral, Borrower's repayment of such advance shall apply on a "first-in-first-out" basis so that the portion of the advance used to purchase a particular item of Collateral shall be paid in the chronological order the Borrower purchased the Collateral. Upon request of Lender, Borrower will assemble and make the Collateral available to Lender, at a reasonable place and time designated by Lender. Borrower's failure to take possession of any Collateral at any time and place reasonably specified by Lender in a Record to the Borrower shall constitute an abandonment of such Property.

(B) Lender shall not be responsible to Borrower for loss or damage resulting from Lender's failure to enforce or collect any Collateral or any monies due or to become due under any liability of Borrower to Lender.

(C) After a Default or an Event of Default, Lender may but shall be under no obligation to: (i) notify all appropriate parties that the Collateral, or any part thereof, has been assigned to Lender; (ii) collect any Receivables or General Intangibles in its or Borrower's name, and apply any such collections against such obligations of Borrower to Lender as Lender may select; (iii) take control of any cash or non-cash proceeds of any item of the Collateral; (iv) compromise, extend or renew any Receivables, General Intangible, or document, or deal with the same as it may deem advisable; and (v) make exchanges, substitutions or surrender of items comprising the Collateral.

6.8 Priority and Liens. Borrower hereby covenants, represents and warrants that, upon entry of the Final Order Lender shall:

(A) pursuant to Section 364(c)(1) of the Bankruptcy Code, shall have a Superpriority Claim;

(B) pursuant to Section 364(c)(2) of the Bankruptcy Code, shall at all times be secured by a perfected first priority Lien on the Collateral that is not otherwise subject to valid, perfected and non-avoidable Liens as of the Petition Date;

(C) pursuant to Section 364(c)(3) of the Bankruptcy Code, shall be secured by a perfected junior Lien upon all Collateral of the Borrower that is subject to Liens in existence of the Petition Date; and pursuant to Section 364(d)(1) of the Bankruptcy Code, shall be secured by a perfected first priority, senior priming Lien on all of the Collateral of the Borrower that may be subject to existing liens that presently secure the Borrower's pre-petition indebtedness under the Pre-Petition Agreement (but subject to any Liens in existence on the Petition Date to which the Liens being primed hereby are subject or become subject subsequent to the Petition Date as permitted by Section 546(b) of the Bankruptcy Code).

6.9 Lender's Right of Set-Off. Lender may, at any time upon the occurrence of a Default or an Event of Default hereunder and without any further notice to Borrower (such notice being expressly waived), set-off or apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, or any other Indebtedness at any time owing by Lender or any affiliate of Lender or any participant in Lender's loans, to Borrower to or for the credit or the account of Borrower against any Obligation irrespective of whether any demand has been made hereunder or whether such Obligation is mature.

6.10 Expense of Collection and Sale. Borrower agrees to pay all costs and expenses incurred by Lender in connection with the negotiation and preparation of this Agreement or any other document, or any other Loan Documents executed in connection herewith, in determining Lender's rights under, and in enforcing and collecting the indebtedness represented by the guaranty and in determining its rights under and enforcing the security interests created by this Agreement, including, without limitation, costs and expenses relating to taking, holding, insuring, preparing for sale, appraising, selling or otherwise realizing on the Collateral, and reasonable attorneys' fees and expenses in connection with any of the foregoing. All such reasonable costs and expenses shall be payable on demand, and shall bear interest at the highest rate charged on any Obligation, payable on demand, from the date of Lender's payment of such costs and expenses until payment in full is made by Borrower, at the highest rate of interest permitted by law.

6.11 Compliance with Other Laws. Lender may comply with any applicable law requirements in connection with a disposition of the Collateral, and compliance will not be considered adversely to effect the commercial reasonableness of any sale of the Collateral.

6.12 Warranties. Lender may sell the Collateral without giving any warranties. Lender may specifically disclaim any warranties of title or the like. This procedure will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.

6.13 Sales on Credit. If Lender sells any of the Collateral on credit, Borrower will be credited only with payments actually made by the purchaser, received by Lender and applied to the indebtedness. If the purchaser fails to pay for the Collateral, Lender may resell the Collateral, and Borrower shall be credited with the proceeds of the sale.

7. <u>GENERAL PROVISIONS</u>.

7.1 <u>Waivers</u>. Borrower expressly waives notice of nonpayment, demand, presentment, protest or notice of protest in relation to the Loan Documents or the Collateral. No delay or omission of Lender in exercising or enforcing any of its rights, powers, privileges, options or remedies under this Agreement shall constitute a waiver thereof, and no waiver by Lender of any default by Borrower shall operate as a waiver of any other default.

7.2 <u>Remedies Not Exclusive</u>. All rights and remedies of Lender under this Agreement shall be cumulative and not alternative or exclusive, irrespective of any other collateral guaranty, right or remedy and may be exercised by Lender at such time or times and in such order as Lender, in its sole discretion, may determine, and are for the sole benefit of Lender. The exercise or failure to exercise such rights and remedies shall not result in liability to Borrower or others except in the event of willful misconduct or bad faith by Lender, and in no event shall Lender be liable for more than it actually receives as a result of the exercise or failure to exercise such rights and remedies.

7.3 <u>Successors and Assigns</u>. This Agreement is entered into for the benefit of the parties hereto and their successors and permitted assigns. It shall be binding upon and shall inure to the benefit of such parties, their successors and assigns. Lender shall have the right, without the necessity of any further consent or authorization by the Borrower, to sell, assign, securitize or grant participation in all, or a portion of, Lender's interest in the Collateral, to other financial institutions, Lender's subsidiaries or affiliates of the Lender's choice and on such terms as are acceptable to Lender in its sole discretion.

7.4 <u>Notices</u>. Wherever this Agreement provides for notice to any party (except as expressly provided to the contrary), it shall be given by messenger, facsimile, certified U.S. mail with return receipt requested, or nationally recognized overnight courier with receipt requested, effective when received by the party to whom addressed, and shall be addressed as follows, or to such other address as the party affected may hereafter designate:

If to Lender:	Holy Land Art, Inc. c/o Shiboleth, LLP One Penn Plaza, Suite 2527 New York, New York 10019

With a copy to:

Shiboleth LLP
Attn: Rochelle R. Weisburg, Esq.
One Penn Plaza – Suite 2527
New York, New York 10119
Tel: (212) 244-4111
Fax: (212) 563-7108

If to Borrower:

Forticell Bioscience, Inc.
3960 Broadway
New York, NY 10032
Attention: Chief Executive Officer
Tel. No.: (646) 218-1885
Fax No.: (212) 740-2570

With a copy to:

Randy M. Kornfeld, Esq.
Kornfeld & Associates, P.C.
570 Lexington Avenue, 17th Floor
New York, New York 10022
Phone (212) 759-6767
Facsimile (212) 759-6766

7.5 Insurance. Borrower shall maintain the Collateral adequately insured at all times by reputable insurers to the extent and against such risks as is customary for companies in the same or similar business operating in the same or similar locations

7.6 Collateral. Borrower shall: (i) defend the Collateral against the claims and demands of all parties; and (ii) perform all other steps reasonably requested by Lender to create and maintain in Lender's favor a valid perfected security interest in all Collateral junior only to any valid secured liens.

7.7 Anti-Terrorism Law. Borrower shall comply with the requirements of all laws relating to terrorism or money laundering, including without limitation, Executive Order No. 13224 on terrorist Financing, effective September 24, 2001, and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Public Law 107-56).

7.8 Notice of Adverse Action. Borrower shall furnish to Lender prompt notice of the commencement of any action, suit, litigation or proceeding that could reasonably be

expected to have a material adverse effect upon all of any part of the Collateral and/or Lender's mortgage or security interest therein.

7.9 Investment Company Act: Federal Reserve Board Regulations. Borrower is not an "investment company", or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (15 U.S.C. §§ 80(a)(1), et seq.). The making of the Loans under the Loan Agreements by Lender, the application of the proceeds and repayment thereof by Borrower and the performance of the transactions contemplated by this Agreement will not violate any provision of such Act, or any rule, regulation or order issued by the Securities and Exchange Commission there under. Borrower does not own any margin security as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System and the proceeds of the Loans made pursuant to the Loan Agreement will be used only for the purposes contemplated under this Agreement and as set forth in the agreed to Budget. None of the proceeds will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security or for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry margin security or for any other purpose which might constitute any of the Loans under this Agreement a "purpose credit" within the meaning of said Regulation U or Regulations T or X of the Federal Reserve Board. Borrower will not take, or permit any agent acting on its behalf to take, any action which might cause this Agreement or any document or instrument delivered pursuant hereto to violate any regulation of the Federal Reserve Board.

7.10 Strict Performance. The failure, at any time or times hereafter, to require strict performance by the Borrower of any provision of this Agreement shall not waive, affect or diminish any right of Lender thereafter to demand strict compliance and performance therewith. Any suspension or waiver by Lender of any Default or Event of Default by the Borrower under this Agreement or any other Loan Document shall not suspend, waive or affect any other Default or Event of Default by the Borrower under this Agreement or any other Loan Document, whether the same is prior or subsequent thereto and whether of the same or a different type.

7.11 Construction of Agreement. The parties hereto agree that the terms and language of this Agreement were the result of negotiations between the parties, and, as a result, there shall be no prescription that any ambiguities in this Agreement shall be resolved against either party. Any controversy over the construction of this Agreement shall be decided mutually without regard to events of authorship or negotiation.

7.12 WAIVER OF RIGHT TO JURY TRIAL.

(A) Borrower and Lender recognize that in matters related to this Agreement, and as it may be subsequently modified and/or amended, any such party may be entitled to a trial in which matters of fact are determined by a jury (as opposed to a trial in which such matters are determined by a federal or state judge). By execution of this Agreement, Borrower and Lender will give up their respective right to a trial by jury. Borrower and Lender each hereby expressly acknowledged that this waiver is entered into to avoid delays, minimize trial expenses, and streamline the legal proceedings in order to

accomplish a quick resolution of claims arising under or in connection with this Agreement.

(B) WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, BORROWER AND LENDER EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT THAT BORROWER OR LENDER MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION, DIRECTLY OR INDIRECTLY, AT ANY TIME ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT, OR ANY TRANSACTION CONTEMPLATED THEREBY OR HEREBY, BEFORE OR AFTER MATURITY.

(C) CERTIFICATIONS. BORROWER HEREBY CERTIFIES THAT NEITHER ANY REPRESENTATIVE NOR AGENT OF LENDER NOR LENDER'S COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. BORROWER ACKNOWLEDGES THAT LENDER HAS BEEN INDUCED TO ENTER INTO THE TRANSACTION BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATION HEREIN.

7.13 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

7.14 Severability of Provisions. Any provision of this Agreement or any of the other Loan Documents that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or the other Loan Documents or affecting the validity or enforceability of such provision in any other jurisdiction.

7.15 Headings. The headings preceding the text of this Agreement are inserted solely for convenience of reference and shall not constitute a part of this Agreement or affect its meaning, construction or effect.

7.16 Exhibits and Schedules. All of the Exhibits and Schedules to this Agreement are hereby incorporated by reference herein and made a part hereof.

7.17 Governing law Consent to Jurisdiction

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WITHIN SUCH STATE. EACH PARTY HERETO HEREBY CONSENTS AND AGREES THAT THE BANKRUPTCY COURT SHALL HAVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN BORROWER AND LENDER PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT; PROVIDED, THAT LENDER AND BORROWER ACKNOWLEDGE THAT ANY APPEALS FROM THE BANKRUPTCY COURT MAY HAVE TO BE HEARD BY A COURT OTHER

THAN THE BANKRUPTCY COURT; PROVIDED FURTHER, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF LENDER.

7.18 Waiver of Venue. BORROWER IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN SECTION 7.17 EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

7.19 Service of Process. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 7.4. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

7.20 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).

7.21 Binding Agreement. This Agreement and all Liens created hereby or pursuant hereto shall be binding upon Borrower, the estate of Borrower, and any trustee or successor in interest of Borrower in the Chapter 11 Case or any subsequent case commenced under Chapter 7 of the Bankruptcy Code. This Agreement shall be binding upon, and inure to the benefit of, the successors of Lender and its assigns, transferees and endorsees. The liens created by this Agreement and the Financing Orders shall be and remain valid and perfected in the event of the substantive consolidation or conversion of the Chapter 11 Case or any other bankruptcy case of Borrower to a case under Chapter 7 of the Bankruptcy Code or in the event of dismissal of the Chapter 11 Case or the release of any Collateral from the jurisdiction of the Bankruptcy Court for any reason, without the necessity that Lenders file financing statements or otherwise perfect its security interests or Liens under applicable law.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized on the day and year first above written.

Holy Land Art, Inc.
By:

By:
Name:
Title:

FORTICELL BIOSCIENCE INC.
Debtor and Debtor-in Possession

By:
Name: Alan Schoenhart
Title: CEO

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized on the day and year first above written.

Holy Land Art, Inc.
By:

By:____________________________
Name:
Title:

FORTICELL BIOSCIENCE INC.
Debtor and Debtor-in Possession

By:____________________________
Name: Alan Schoenbart
Title: CFO

Schedule 1

FORTICELL BIOSCIENCE INC. EQUIPMENT LIST

Tag #	Description	Make	Model	Serial #	Location
00003	Balance	Ohaus	GT4100D	1514	CR1
00009	Centrifuge	Sorvall	RT7	9601596	CR1
00012	Incubator	Forma	3110	38455-235	CR2
00013	Incubator	Forma	3110	38455-236	CR2
00014	Incubator	Forma	3110	26195-289	CR1
00015	Incubator	Forma	3110	38455-239	CR1
00016	Incubator	Forma	3110	38455-243	CR2
00017	Incubator	Forma	3110	38455-244	CR2
00018	Incubator	Forma	3110	38455-247	CR2
00019	Incubator	Forma	3110	38455-237	CR2
00020	Incubator	Forma	3110	26195-288	Lab 107
00022	Chart Recorder for freezer	Jordon	TH-52	2T-1171	Lab 107
00022	Freezer -22C	Jordon	SPSAKT-48-FA	S6707196D	Lab 107
00023	Freezer	Jordon	SPSAKT-30-FA	S6707096D	Lab 107
00205	Centrifuge	Sorvall	RT7	9800308	CR2
00024	Freezer	Jordon	CF7LAB	T664409516	Room 108
00024	Digital Temperature Indicator-freezer	VWR	62379-549	20407451	Lab 107
00025	Freezer	Jordon	CF7LAB	T66375955	Lab 107
00026	Freezer, -70C	Harris	DLT25V85014	R15F300551RF	Lab 107
00027	Air Sampler	Biotest	APC-1000	A0896-1257	Microlab
00028	Refrigerator	Jordon	SPSAKT-48	S6706996D	Lab 107
00029	Chart Recorder	Honeywell	31061221-001	9743Y73319190004	CR2
00029	Refrigerator	Jordon	SPSAKT-48	S6706896D	Lab 107
00030	Refrigerator/Freezer	Puffer Hubbard	FDR414ABA	R12F297438RF	Lab 107
00030	Digital Temperature Indicator	VWR	62379-549	20304918	Lab 107
00032	Incubator	Precision	31757	9606-006	CR1
00034	Refrigerator	Jordon	SPSAKT-30-FA	S6706696D	Room 108
00034	Chart Recorder	Supco	CR87BC	NA	Lab 107
00034	Digital Temperature Indicator	VWR	62379-549	20304897	Lab 107
00035	Chart Recorder	Jordon	TH-52R	R604715	Lab 107
00035	Digital Temperature Indicator	VWR	62370-549	20407450	CR2
00037	pH Meter	Radiometer	PHM220	657R005N062	CR1
00039	LN2 freezer	MVE	MVE XLC500	CDRA96D120	Lab 107
00040	LN2 freezer	MVE	TEC2000/XLC500	CDRA96D114	Lab 107
00043	Microscope	Zeiss	Axiovert-25	660457	CR1
00044	Microscope	Zeiss	Axiovert-25	664405	CR2
00045	BSC	Nu-Aire	Nu-440-600	67704ADP	CR1
00046	BSC	Nu-Aire	Nu-440-600	67703ADP	CR1
00047	BSC	Nu-Aire	Nu-440-600	67705ADP	CR2
00048	BSC	Nu-Aire	Nu-440-600	66706ADP	CR2
00049	BSC	Nu-Aire	Nu-440-400	66707ADP	Lab 107
00050	BSC	Nu-Aire	440-400	67708ADP	Offsite Storage
00052	REES Environmental Monitor	REES Scientific	Series II-PC	NA	Lab 107
00053	Air Sampler	Biotest	RCS Plus	3993	Microlab
00055	Thermometer	SunBeam	NA	NA	CR2
00058	Waterbath	Fisher Scientific	28L-M	608170	CR1
00059	Waterbath	Fisher Scientific	28L-M	600066	CR2
00063	Standard Weights	Troemner	10mg - 100g	04227	Facilities area
00064	Pressure Gauge	TSI	Everwatch 8620	NA	GR1
00065	Pressure Gauge	TSI	Everwatch 8620	NA	GR1
00066	Pressure Gauge	TSI	Everwatch 8621	NA	GR2
00067	Pressure Gauge	TSI	Everwatch 8622	NA	GR2
00068	Anemometer	TSI	8330 with probe	96110373	CR1
00069	Digital Thermometer	Barnant	600-2810	E96002334	Facilities
00070	CO2 Manifold	Accutrol	B1HL-4-8	13412	Facilities Area
00071	Tachometer/Digital/Photo	Monarch	NA	1343274	CR1
00072	Centrifuge	Fisher Scientific	Marathon 16KM	60300147	CR1
00087	CRF Monitor	Samtron	SC428PT	A 955103-5893	Lab 107
00087	CRF Sys. Monitor	Samtron	SC428PT	A9551035893	Lab 107
00099	Biolyzer	Ortho	Vitros DS60II	601-00162	BP Lab

FORTICELL BIOSCIENCE INC. EQUIPMENT LIST

00100	Biolyzer	Kinetic	Biolyzer	621-00110	BP Lab
00100	Pressure Gauge	NA	NA	287101	Lab 107
00108	Wiley Mill (not stainless)	Thomas Scientific	3379	730406	CR1
00112	TV/VCR	Goldstar	GCV1926M	609MX19440	office area
00113	HPLC Fluoresence Detector	Perkin-Elmer	LC240	45965	Lab 107
00114	HPLC Column Oven	Perkin-Elmer	NA	NA	Lab 107
00115	HPLC UV/VIS Detector	Perkin-Elmer	785A	007N7050609	Lab 107
00116	HPLC Pump	Perkin-Elmer	Series 200	291N7043007	Lab 107
00118	HPLC Component	PE Nelson	600	6253100132	Lab 107
00119	HPLC Component	PE Nelson	950A	7104251825	Lab 107
00120	Refrigerator/Freezer	(Fisher) Whirlpool	E718NKXFW00	EG0412165	Lab 107
00120	Digital Temperature Indicator - F	VWR	62379-549	99239418	Lab 107
00120	Digital Temperature Indicator - R	VWR	62379-549	99239450	Lab 107
00122	pH Meter	Radiometer	PHM220	657R007N066	Lab 107
00134	Waterbath	VWR	1235	0500698	Lab 107
00135	LN2 freezer	Taylor Wharton	K Series Mark III	562-020-P2	Lab 107
00142	CRF Chamber	Gordinier	8755	B3:4168-0598	Lab 107
00144	CRF Monitor	Samtron	SC428PT	HMDG801457	Lab 107
00148	Timer	VWR	62344-600	98136025	BP Lab
00153	Microscope	Zeiss	Axiovert-25	662471	CR2
00156	Pipette Aid	Falcon	Express	22359	Lab 107
00157	Micropipette	Eppendorf	100	154864	Lab 107
00158	CRF Chamber	Gordinier	8700	C2:4198-1099	Lab 107
00159	Pump	Watson Marlow	205S	9021709	Lab 107
00163	Centrifuge	Sorvall	RT7	9601596	CR1
00169	Micropipette	Eppendorf	100	154875	Lab 107
00170	Micropipette	Eppendorf	100	155042	Lab 107
00171	Micropipette	Eppendorf	20	172426	Lab 107
00172	Refrigerator	Jordon	SPSAKT-48	S7267698D	Lab 107
00173	Freezer	Jordon	SPSAKT-30-FA	S7267798B	BP Lab
00174	Hot Plate/Stirrer	VWR	VWR 33918-239	3469	Lab 107
00177	Incubator	Forma	3110	27383-4377	BP Lab
00179	Timer	VWR	62344-600	98013711	CR2
00182	Masterflex Pump Console Drive	Cole-Parmer	7518-12	B98004758	BP Lab
00183	Micropipette	Eppendorf	100	153856	Lab 107
00187	BSC	Forma	1186	17298-1103	CR1
00188	Centrifuge	Sorvall	RT7	9800550	CR1
00190	Heat Sealer	Midwest Pacific	MP-8	E150458	CR1
00191	Heat Block/Dry	VWR	949039	0146	CR2
00192	Vortex Genie 2	Scientific Industries	G-560	2-249312	Microlab
00193	Heat Block	VWR	949037	0111	CR1
00196	Pipette Aid XP	Drummond	4-100-101	17842	Lab 107
00199	Timer	VWR	62344-600	98013709	CR1
00200	Timer	VWR	62344-600	98014007	CR1
00202	Micropipette	Eppendorf	200	087094	Lab 107
00203	Micropipette	Eppendorf	20	057758	Lab 107
00204	Micropipette	Eppendorf	100	154967	Lab 107
00010	Centrifuge	Sorvall	RT7	9601594	CR1
00206	Incubator	Forma	3110	27383-4379	CR2
00207	Incubator	Forma	3110	27383-4380	Lab 107
00208	Microscope	Zeiss	Axiovert-25	662816	CR2
00210	Pipette Aid XP	Drummond	4-100-101	17841	BP Lab
00212	Pipette Aid XP	Drummond	4-100-101	17559	BP Lab
00213	Pipette Aid XP	Drummond	4-100-101	20910	CR2
00214	Timer	VWR	62344-600	98013717	CR1
00216	Timer	VWR	62344-600	98013708	CR1
00217	Timer	VWR	62344-600	96109392	CR1
00218	Micropipette	Eppendorf	20	172380	Lab 107
00219	Micropipette	Eppendorf	200	125860	Lab 107
00221	Micropipette	Eppendorf	10	187809	Lab 107
00222	Micropipette	Eppendorf	20	172130	Lab 107

FORTICELL BIOSCIENCE INC. EQUIPMENT LIST

00223	Micropipette	Eppendorf	100	154960	Lab 107
00228	Timer	VWR	62344-600	9919666	Facilities
00229	Vortex Genie 2	VWR	G-560	247576	CR1
00231	Incubator	Vulcan	2500 Top-Bottom	9503-001	CR1
00235	Microtome	Leica	Jung Histocut 820	23120349	CR1
00236	Slide Warmer	LabLine	26003	1098-0126	CR1
00238	Tissue Prep Flotation bath	Fisher Scientific	134	NA	CR1
00239	Waterbath	Fisher Scientific	134	20400030	CR1
00240	Oven - Incubator	Thermolyne	19200	2028910144829	Lab 107
00242	Vacuum Pump	Savant	VLP120	982177959	CR1
00249	Pipette Aid XP	Drummond	4-100-101	30562	Lab 107
00250	Pipettor	Falcon	Express	25197	CR1
00253	Arc Lamp Power Supply	Lodl Electronics	NA	068330	Lab 107
00254	Microscope	Zeiss	Axiophot	451888	CR1
00255	Zeiss Component	Zeiss	NA	505220	CR1
00256	Zeiss Power Supply	ElectroPowerPacs	1100	222481	Lab 107
00257	UltraSpec2000 Spectrophotometer	Pharmacia Biotech	80-2106-00	86701	CR1
00258	Temp. Control Unit	Pharnacia	80-2105-49	72557	CR1
00259	Heat Block/Dry	VWR	949031	0748	CR1
00261	Stirplate	Corning	PC-210	06073877	Lab 107
00265	Vortex Genie II	Scientific Industries	G-560	2-261593	CR1
00268	Heat Block/Dry	Pierce	18835	980485544	CR1
00269	Power Supply	Molecular Biology	MBP3000E	1184	Lab 107
00270	MiniBlot	EC Apparatus	EC-250-90	NA	Lab 107
00271	Micropipette	Labsystem	Finnpipette	L07853	Lab 107
00272	Centrifuge	American Scientific	2502	126799	CR1
00273	Waterbath	VWR	1225PC	0301298	CR1
00274	Incubator	VWR	1525	100398	CR1
00277	pH Meter	Orion	920A w/probe	004240 & PHC29018	CR1
00279	Milli-Q High Purity Water System	Millipore	NA	NA	Offsite storage
00281	Facscan Flow Cytometer	Becton Dickinson	NA	FC80436	Offsite Storage
00282	Freezer	GE	FP21SSDRWH	GM164886	Room 108
00282	Digital Temp. Display	VWR	NA	20304916	CR1
00283	Recirculator	Neslab	CFT33	796198052	CR1
00289	Microscope	Nikon	Labphot2	34116	CR1
00290	Fume Hood - Same as Tag 237	Labconco	69000	981101673L	CR1
00296	Cytofluor Plate Reader	Perseptive Biosystems	4000-MIF50C2TC	FX6NMT519P	CR1
00297	Pipette Aid XP	Drummond	4-100-101	25641	CR1
00299	Hotplate/Stirrer	Barnstead/Thermolyne	SP47235-60	817960815727	CR1
00303	BSC	Forma	1186	172981107	CR2
00305	Instron	Instron	5542	C8446	Opt-Med
00309	Waterbath	VWR	1225	0400199	Lab 107
00310	Hotplate/Stirrer	Barnstead/Thermolyne	SP72725	727980710851	CR1
00312	pH Meter	Corning	4431	001156	CR1
00313	Mixer	Stephan	UMC5 Electronic	724694.01	CR1
00314	Pump	Busch	RB0004BIFS	515406 J4FV-DF	CR1
00315	Viscometer	Cole Parmer	98936-00	2227-A3898	CR1
00316	Stir Tester	Glas-Col	099D HST20N	285606	CR1
00316	Stirrer Controller	Glas-Col	099D HST20N	285606	CR1
00321	Freeze Dryer Control Panel	FTS Systems	NA	NA	Room 108
00323	Freeze Dryer Vacuum Pump	FTS Systems	CRVP-195C	12131	Room 108
00324	Oven	VWR	1350FM	0900198	CR1
00325	Digital Temp. Display - refrig	VWR	62379-549	20407475	CR1
00326	Precision Stirrer	Glas-Col	099D HST20N	285606	CR1
00327	Grinder	Delta	23665	9935	CR1
00329	Microplate Spectrophotometer	Molecular Devices	Spectramax 190	02104	CR1
00331	Hydraulic Punch Press	Hudson Machinery	SE20C	23A075401	Lab 107
00333	Monitor for PlateReader 329	Optiquest	71	NA	Lab 107
00334	Timer	VWR	62344-600	98195757	CR1
00339	Chart Recorder - Cold Room	Honeywell	DR-4200	9740Y732973900004	CR1
00340	ChartRecorder - Inc. room	Honeywell	DR-4200	9740Y732973900006	CR1

FORTICELL BIOSCIENCE INC. EQUIPMENT LIST

00340	Digital Temp. Display	West	4100	834974006	CR1
00343	Micropipette	Oxford	Benchmate	A7Z001091	Lab 107
00344	Micropipette	Oxford	Benchmate	A78008021	Lab 107
00346	Micropipette	Oxford	Benchmate	A72002771	Lab 107
00347	Micropipette	Oxford	Benchmate	A7X001301	Lab 107
00348	Micropipette	Oxford	Benchmate	A7X002581	Lab 107
00349	Micropipette	Oxford	Benchmate	A7X001681	Lab 107
00350	Micropipette	Oxford	Benchmate	A7Y017271	Lab 107
00351	Micropipette	Eppendorf	200	207410	Lab 107
00352	Micropipette	Eppendorf	1000	346505	Lab 107
00353	Micropipette	Eppendorf	100	347716	Lab 107
00355	Micropipette	Labsystem	Finnpipette	C98752	Lab 107
00356	Micropipette	Labsystem	4510	F64217	Lab 107
00357	Micropipette	Oxford	Benchmate	AJX001241	Lab 107
00358	Micropipette	Oxford	Benchmate	A78497900	Lab 107
00359	Micropipette	Labsystem	4500	F72940	Lab 107
00361	Micropipette	Fisher Scientific	Finnpipette	D32414	Lab 107
00363	Micropipette	Eppendorf	NA	167621	Lab 107
00364	Micropipette	Eppendorf	2000	162496	Lab 107
00366	Micropipette	Eppendorf	20	172133	Lab 107
00367	Micropipette	Costar	Multi-12	4880-16817	Lab 107
00368	Micropipette	Oxford	Benchmate	A7X001451	Lab 107
00369	Micropipette	Eppendorf	Repeater	NA	Lab 107
00371	Micropipette	Oxford	Benchmate	A7X004871	Lab 107
00372	Micropipette	Eppendorf	20	062818	Lab 107
00373	Micropipette	Oxford	Benchmate	A78494600	Lab 107
00378	Condenser Temp.	FTS Systems	TDS-00214-A	13851	Room 108
00380	Counter/Clicker	Veeder Root	NA	0396	CR2
00381	Counter/Clicker	Veeder Root	NA	NA	CR2
00384	Heat Sealer - Temp. Control	Accu-Seal	540-236	31055	Lab 107
00384	Heat Sealer - Press. Gauge	Ashcroft	NA	31055	Lab 107
00385	Microscope	American Optical	560	561-1	CR1
00391	Refrigerator	Sanyo	SR-361W	980748537	Microlab
00391	Digital Temperature Indicator	VWR	62379-549	20407444	Microlab
00392	Humidifier	Nortec	Condair	NA	Lab 107
00393	Humidifier	Nortec	Condair	NA	Mech. Rm.
00394	Thermometer	Trerice	180 Deg F	NA	Mech. Rm.
00395	Thermometer	Trerice	181 Deg F	NA	Mech. Rm.
00396	Pressure gauge	Weksler	GP2-16-3	NA	Mech. Rm.
00397	Pressure gauge	Weksler	GP2-16-3	NA	Mech. Rm.
00398	Air Handling Unit 1	Trane	MCCA008GAM	K96D35588	Mech. Rm.
00399	Air Handling Unit 2	Trane	MCCA006GAM	K96D35584	Mech. Rm.
00400	Pressure gauge	Weksler	GP2-16-3	NA	Mech. Rm.
00401	Pressure gauge	Weksler	GP2-16-3	NA	Mech. Rm.
00402	Thermometer	Trerice	180 Deg F	NA	Mech. Rm.
00403	Thermometer	Trerice	180 Deg F	NA	Mech. Rm.
00409	Transmitter/Pressure	Auto Tran	700D0.25"24V20	1463639	Mech. Rm.
00410	Transmitter/Pressure	Auto Tran	700D0.1"24V20	1463485	Mech. Rm.
00411	Transmitter/Pressure	Auto Tran	700D01"24V20	1462470	Mech. Rm.
00412	Transmitter/Pressure	Auto Tran	700D0.1"24V20	1463478	Mech. Rm.
00413	Transmitter/Pressure	Auto Tran	700D0.1"24V20	1463479	Mech. Rm.
00414	Transmitter/Pressure	Auto Tran	700D0.1"24V20	1463486	Mech. Rm.
00415	Differential Pressure Switch	Dwyer Instruments	1910-5	NA	Mech. Rm.
00416	Differential Pressure Switch	Dwyer Instruments	1910-5	NA	Mech. Rm.
00421	pH Meter	Radiometer	PHM220	657R019N042	CR1
00422	Balance - Beam	Fisher Scientific	811	NA	CR1
00423	Waterbath	Fisher Scientific	Isotemp/228	810N0330	CR1
00425	Timer	VWR	62344-600	98195743	CR1
00427	Micropipette	Eppendorf	1000	295558	Lab 107
00430	Oven/Drying	Yamato	OX-300	A7300006	lab 107
00431	Fume Hood - Same as Tag 238	Labconco	69000	981101684L	CR1

FORTICELL BIOSCIENCE INC. EQUIPMENT LIST

00432	Waterbath	Fisher Scientific	220	905N0224	CR1
00433	Drying Oven	Labline	120	0299-2703	Lab 107
00436	Pipette x8 attachment	Eppendorf	8	NA	Lab 107
00437	Pipettor	Drummond	Pipet-Aid	26099	CR1
00439	Timer	VWR	62344-600	98196365	BP Lab
00442	Transmitter/Hygrometer	American AutoMatrix	981-319	966477	CR1
00443	Transmitter/Temperature	American AutoMatrix	T101-D-3	NA	Mech. Rm.
00444	Transmitter/Temperature	American AutoMatrix	T101-1-SP-3-PL	28320	Mech. Rm.
00446	Transmitter/Hygrometer	American AutoMatrix	981-319	NA	CR2
00447	Transmitter/Temperature	American AutoMatrix	T101-D-3	NA	Mech. Rm.
00448	Space Temperature Sensor	American AutoMatrix	3C-00-00-0136	NA	Mech. Rm.
00451	Balance	Sartorius	LA3200D	80808109	CR1
00454	Rocker	Shelton Scientific	VS-50	F0160	Lab 107
00455	Printer for Balance	Sartorius	YDP03-0CE	90135384	CR1
00456	Printer - Balance	Sartorius	YDP03-0CE	90135423	CR2
00458	Kaye Validator IRTD	Kaye Instruments	M2801/IRTD-400	90714	Lab 107
00461	Pump Cassette	Watson Marlow	205CA12	9070191	CR2
00466	Dry-Well, Kaye, V0810	Kaye Instruments	LTR-140	97007H	Lab 107
00471	Air Permeometer	Gurley	4301	9900113	CR1
00473	Instron Load Cell	Instron	5542	02	Opt-Med
00479	Incubator	Forma	3110	29054-9461	CR2
00480	Incubator	Forma	3110	29055-9463	Lab 107
00481	Incubator	Forma	3110	29054-9460	CR1
00482	Incubator	Forma	3110	29055-9462	CR2
00483	Cleanroom Vacuum	Nilfisk	GM80	278154DA1299	CR1
00489	Impulse Sealer	Van der Stahl Scientific	FG-2000 Series	NA	CR1
00490	Osmometer	Wescor	5520	55200753	BP Lab
00493	Micropipette	Eppendorf	Repeater	NA	Lab 107
00495	Micropipette - Digital	EDP/Rainin	2	K802092	Lab 107
00496	Micropipette - Digital	EDP/Rainin	2	0900042	Lab 107
00521	Cleanroom Vacuum	Nilfisk	GSJ115	28248	CR2
00552	Micropipette	Oxford	Benchmate	A79008741	Lab 107
00553	Micropipette	Oxford	Benchmate	A78497100	Lab 107
00554	Portable Air Velocity Meter	TSI	8385	99090066	CR1
00555	Roto Shake Genie	Scientific Industries	SI1100	1217	CR1
00556	Micropipette	Eppendorf	1000	149063	Lab 107
00558	Counter/Clicker	Vender Root	NA	NA	Lab 107
00559	Micropipette	Eppendorf	20	172293	Lab 107
00572	Timer	VWR	62344-600	NA	Facilities
00574	Stir Plate	Thermolyne	S18525	758970479560	Lab 107
00576	Waterbath	Fisher Scientific	Isotemp/228	NA	CR1
00577	Hand Dryer	American Dryer	DR20TN	HH10	Lab 107
00594	Air Particle Counter	MetOne	A-2400	991000071	CR1
00596	Laser Printer for PlateReader 329	HP	NA	NA	Lab 107
00598	Timer	VWR	06-662-5	98135925	Microlab
00604	Waterbath	Fisher Scientific	Isotemp/228	909N0218	Lab 107
00606	Pressure Gauge BSC 46	Dwyer Instruments	Minihelic II	NA	CR1
00607	Pressure Gauge BSC 187	Dwyer Instruments	Minihelic II	NA	CR1
00608	Pressure Gauge BSC 303	Dwyer Instruments	Minihelic II	NA	CR2
00609	Pressure Gauge BSC 47	Dwyer Instruments	Minihelic II	NA	CR2
00610	Pressure Gauge BSC 48	Dwyer Instruments	Minihelic II	NA	CR2
00611	Pressure Gauge BSC 49	Dwyer Instruments	Minihelic II	NA	Lab 107
00616	Calibration Weight Set	Troemner	2kg	28572	Facilities
00617	Oven	Quene/Stabiltherm	QM100 SARA	X11J457914XJ	CR1
00620	Roto Rack	Barnstead/Thermolyne	415110	1105980932531	Lab 107
00621	Roto Shake Genie	Scientific Industries	SI1100	1293	Lab 107
00622	HPLC Autosampler	Perkin-Elmer	Series 200	293N7042903	Lab 107
00623	Cryoshipper	Taylor Wharton			Lonza?
00627	CRF CPU	Gordinier	9000	B3:4186-0798	Lab 107
00628	CRF CPU	Gordinier	9000	C2:4198-1099	Lab 107
00629	CRF Monitor	Acer	7254E	9171602007	Lab 107

FORTICELL BIOSCIENCE INC. EQUIPMENT LIST

00630	CRF Interface	Gordinier	Interface	C2:4198-1099	Lab 107
00631	CRF Printer	Panasonic	KX-P1150	SGMCEC85965	Lab 107
00632	BSC	Nu-Aire	Nu-121-Spec	85932AGY	onza-Walkersville
00634	LN2 freezer	Taylor Wharton	K Series Cryostorage	562-019-RC	Lab 107
00641	Fyrite	Bacharach	11-7042	0011-7042DZ1009R	BP Lab
00642	Transmitter/Pressure	Auto Tran	750D-312	1525364	Mech. Rm.
00643	Differential Pressure Transducer	Auto Tran	750D-312	1525365	Mech. Rm.
00644	Transmitter/Temperature	American AutoMatrix	T101-D-E-3-A	NA	CR2
00645	Recorder	Yokogawa	436003	12V927994	NA
00659	Pressure Gauge BSC 632	Dwyer Instruments	Minihelic II	NA	Lonza
00665	Balance	Sartorius	LA16000S	80308442	CR2
00666	Printer for Balance	Sartorius	YDP03-0CE	90735075	CR1
00670	Differential Pressure Transducer	Auto Tran	750D-312	1526156	Mech. Rm.
00671	Transmitter/Pressure	Auto Tran	750D-312	1526154	Mech. Rm.
00677	Pressure Gauge BSC 45	Dwyer Instruments	Minihelic II	NA	CR1
00679	BSC Magnehelic Gauge	Dwyer Instruments	Minihelic II	NA	OOS
00679	BSC	Nu-Aire	Nu-425-600	18253030101	CR1
00680	Light Box	Apollo	NA	NA	CR1
00683	Roller Bottle Apparatus - 1 tier	Bellco Biotechnology	7620-02005	2 DDIOAPD-145	CR1
00686	Printer for Balance	Sartorius	YDP03-0CE	90835917	Lab 107
00687	Balance	Sartorius	LA3200D	91207304	Lab 107
00689	Pressure Gauge/Regulator	Wilkerson	R18-04-F000	NA	Lab 107
00690	Filter Integrity Tester	Pall Corp.	TruFlow TF01	0623-KB	Lab 107
00691	Burst Tester	Mocon	Skye 2000	0400H276	Facilities
00693	Micropipette	Brinkman	Transferpette-8	05P1430	Lab 107
00694	Hydraulic Press	Carver	3912	25072	CR1
00697	Pressure Gauge - BSC 1049	Dwyer Instruments	Minihelic II	NA	CR1
00699	Vulcanizing Kit	Brooks ech	1195	12999McM	Lab 107
00701	Vacuum Pump	NA	2534B-01	059900000157	Lab 107
00703	Timer	VWR	62344-600	20030369	CR1
00704	Timer	VWR	62344-600	20030363	CR1
00705	Timer	VWR	62344-600	20030387	CR2
00706	Pipetter	Eppendorf	Repeater	Y039	Lab 107
00707	Chart Recorder	Jordon	TH-52-R	R604725	CR2
00707	Refrigerator	Jordon	SPSAKT-48	S9126500D	Lab 107
00708	BSC	Nu-Aire	NU-425-400	11127012800	Offsite Storage
00709	Incubator	Forma	3110	73087-12371	CR2
00710	Kaye Validator	Kaye Instruments	X2000	0005026	Lab 107
00711	Sensor Input Module	Kaye Instruments	X2025	0500023	Lab 107
00712	Sensor Input Module	Kaye Instruments	X2025	0500028	Lab 107
00714	Wiley Mill - Stainless	Thomas Scientific	3379-S10	030001	CR2
00718	Overhead Stirrer	Wheaton	903475	G99-1757	CR1
00720	Timer	VWR	62344-600	99181078	CR1
00721	Timer	VWR	62344-600	99218534	BP Lab
00724	Timer	VWR	62344-600	98195606	CR1
00729	Balance	Sartorius	LA120S	11406465	CR1
00730	Air Particle Counter	MetOne	A-2400	000600297	CR2
00731	Heatsealer	Sencorp	24AS/2	24-082	CR1
00732	BacT/Alert	BioMericux	BTA120	005BA1848	Microlab
00734	Counter/Clicker	Veeder Root	NA	NA	CR1
00738	Micropipette	Rainin	LTS100	C04557	Lab 107
00741	Micropipette	Rainin	LTS20	B04270	Lab 107
00747	Thermal Printer - pH meter	Seiko Instruments	DPU-414	1065828A	CR1
00752	Printer - Balance	Sartorius	YDP03-0CE	90836003	CR1
00753	Halogen Moisture Analyzer	Mettler Toledo	HR73	1119263428	CR1
00754	Vacuum Oven	Memmert			CR1
00756	Air Sampler - same as tag 3533	Millipore	MAirT	684	Microlab
00759	Sensor Input Module	Kaye Instruments	X2025	0899110	Lab 107
00852	Timer	VWR	62344-600	20148538	Facilities
00860	Timer	VWR	62344-600	20148692	CR2
00866	Timer	VWR	62344-600	20198354	CR2

FORTICELL BIOSCIENCE INC. EQUIPMENT LIST

00869	Micropipette - Digital	Rainin	LTS200	H0000497A	Lab 107
00870	Timer	VWR	62344-600	98196927	CR2
00871	BSC Pressure Gauge	Dwyer Instruments	Minihelic II	NA	Microlab
00872	Digital Temp. Indicator - Ref.	VWR	62379-549	99079095	CR1
00872	Incubator	VWR	1535	0801500	Microlab
00873	Heat Sealer	Van der Stahl Scientific	NA	NA	Lab 107
00874	Refrigerator	Jordon	SPSAKT-48	S91793001	Lab 107
00875	Balance	Mettler Toledo	FG-60K	H3803745	CR1
00876	Cryoshipper	Taylor Wharton			Lonza
00877	Cryoshipper	Taylor Wharton	CP500	505-003-S5	Lab 107
00879	Cryoshipper	Taylor Wharton			Lonza
00902	Stir Plate	Corning	PC-410	350400157283	CR1
00904	Stirplate	Corning	PC-410	350400158328	CR1
00905	Stirplate	Corning	PC-410	350400158290	CR1
00907	Stir Plate	Corning	PC-410	350400158388	CR1
00911	Stirplate	Corning	PC-410	350400164968	CR1
00912	Stir Plate	Corning	PC-410	350400158242	CR1
00916	Rocker	VWR	100	00926-G	CR1
00919	UPS	Tripp-Lite	BC PERS450	F02537181	Disposed
00922	Cryoshipper	Taylor Wharton			Lonza
00923	Rocker	Shelton Scientific	VS-50	F-1066	Lab 107
00924	Cytofluor Plate Reader	Perseptive Biosystems			Israel - Hapto
00930	Pipette Aid XP	Drummond	4-100-101	48883	CR2
00931	Timer	VWR	62344-600	20348052	Lab 107
00933	Timer	VWR	62344-600	20348165	CR1
00934	Timer	VWR	62344-600	20348091	BP Lab
00935	Timer	VWR	62344-600	20348043	Facilities
00936	Timer	VWR	62344-600	20348023	CR2
00938	Pipette Aid XP	Drummond	4-100-101	50105	CR1
00939	Timer	VWR	06-662-5	20348060	Facilities
00940	Stirplate	Corning	PC-410	350400238090	CR1
00942	Pump	VWR	1136	923129	CR1
00943	UV Stratalinker				CR1
00944	Pipettor	Falcon	Express	41963	CR1
00948	Micropipette	Rainin	M1000	T12345E	Lab 107
00949	Micropipette	Rainin	M10	T12241G	Lab 107
00950	Micropipette	Rainin	M100	T12481C	Lab 107
00951	Embedding Center (3 parts)	Microm	AP280	18845,19180,19171	CR1
00955	Temperature Indicator	VWR	62379-549	99186896	Facilities
00964	Pump Cassette -Tag 159	Watson Marlow	205S	NA	BP Lab
00967	Micropipette	Eppendorf	100uL	461084	Lab 107
00970	Rocker	Shelton Scientific	VS-50	F-1539	CR1
00972	Microscope	Zeiss	Axiovert 25	665419	CR1
00973	Microscope	Zeiss	Axiovert 25	665415	CR2
00975	Digital Temp. Indicator - Frz.	VWR	62379-549	20304939	CR1
00977	Waterbath	Neslabs	RTE-111	101002113	Lab 107
00978	Sterile Tubing Welder	Terumo	SCD IIB	6224	CR1
00980	Microwave	Microm	MWP800	H0801000212	CR1
00981	Paraffin Heater				CR1
00985	Micropipette	Eppendorf	20uL	474183	Lab 107
00986	Micropipette	Eppendorf	100	435828	Lab 107
00987	Micropipette	Eppendorf	200	436372	Lab 107
00988	Micropipette	Eppendorf	100-1000	454436	Lab 107
00994	Cryoshipper	Taylor Wharton	CP500	505-007-T2	Lonza?
00997	Cryoshipper	Taylor Wharton			Lonza?
00999	Timer	VWR	62344-600	21087396	CR1
01002	Pump	Watson Marlow	505DI	4050274	Lab 107
01003	Micropipettor	Rainin	Pipet-Lite	D0100140A	Lab 107
01005	Micropipette	Rainin	L1000	E0104626A	Lab 107
01007	Timer	VWR	62344-600	21109513	CR1
01009	Timer	VWR	62344-600	211223831	CR1

FORTICELL BIOSCIENCE INC. EQUIPMENT LIST

01013	Heatblock	VWR	13259-056	949038	CR1
01016	Stirplate	Corning	PC-410	350401088157	CR1
01017	Timer	VWR	62344-600	21109505	CR1
01018	Heating Platform				CR1
01019	Micropipette	Eppendorf	Repeater	2006411	Lab 107
01020	Pipettor	Falcon	Express	48940	CR2
01021	Roto Shake Genie	Scientific Industries	SI-1100	1679	BP Lab
01022	Chart Recorder	Supco	CR87BC	NA	CR2
01023	Digital Temperature Display	VWR	NA	20304810	Microlab
01024	Pipettor	Falcon	Express	48258	CR1
01025	Micropipette - Multichannel	Lab System	M12	J66615	Lab 107
01026	Micropipette	Labsystems	Multi - 12	68328	Lab 107
01027	Micropipette	Eppendorf	Repeater	10357100	Lab 107
01028	Micropipette	Eppendorf	Repeater	NA	Lab 107
01031	Incubator	Forma	3851		CR1
01032	BSC	Nu-Aire	Nu-425-600	11502090401	CR2
01033	BSC	Forma	3851	62258-00745	CR2
01034	Balance	Sartorius	LA3200D	13204008	CR1
01036	Air Sampler	Millipore	MAirT	1155	Microlab
01037	Pipette Aid XP	Drummond	4-100-101	59349	Lab 107
01038	Pipette Aid XP	Drummond	4-100-101	59346	CR1
01040	LN2 freezer	Taylor Wharton	K Series	38-K-576-002-T9	Lab 107
01042	Incubator	Forma	3851	62258-00746	CR2
01045	Sealer	Van der Stahl Scientific	425A	01-39	CR1
01046	Sealer	Toss	770V5	5283	BP Lab
01047	Caliper	Fowler	LG2600-3-02	011571347	CR1
01048	Pressure Gauge	Dwyer Instruments	Minihelic II	NA	CR2
01048	BSC	Nu-Aire	Nu-425-400	15250091800	Microlab
01049	Pressure Gauge	Dwyer Instruments	Minihelic II	NA	CR1
01049	BSC	Nu-Aire	Nu-425-600	11502090401	CR2
01049	BSC	Nu-Aire	Nu-425-600	18253030101	CR1
01050	pH Meter	Corning	442	001347	CR1
01055	Balance	Mettler Toledo	PG5002-S	1120513727	Microlab
01056	Balance	Mettler Toledo	PG5002-S	1120441560	Lab 107
01057	Timer	VWR	62344-600	21513994	Lab 107
01058	Timer	VWR	62344-600	21513800	CR1
01059	Timer	VWR	62344-600	21414065	CR1
01060	Timer	VWR	62344-600	21513858	Microlab
01062	Hot Plate/Stirrer	Corning	PC-220	360201352386	CR1
01064	Micropipettor	Eppendorf	200uL	2080911	Lab 107
01065	Micropipette	Eppendorf	10-1000uL	2117751	Lab 107
01067	LN2 freezer	MVE	XLC 1520 HE F	CDSG01J118	Lonza
01068	LN2 freezer	MVE	XLC 1520HE-F-GB-BB	CDSR01K102	Lonza
01070	Pipette Aid XP	Drummond	4-100-101	58847	BP Lab
01071	Fyrite CO2 Sensor	Bacharach	11-7042		CR1
01073	Micropipette	Eppendorf	100uL	2148891	Lab 107
01074	Micropipette	Eppendorf	2-20uL	2045831	Lab 107
01075	Micropipette	Eppendorf	10-100uL	509483	Lab 107
01077	Rocker	Shelton Scientific	VS-50	F-1543	CR1
01079	Pipette Aid XP	Drummond	4-100-101	64041	CR1
01080	Pipette Aid XP	Drummond	4-100-101	63959	CR1
01085	Pipette Aid XP	Drummond	4-100-101	63968	CR2
01088	Clock/Calendar/Thermometer	Fisher Scientific	NA	21017001	CR1
01090	Clock/Calendar/Thermometer	VWR	NA	21049857	Lab 107
01095	Automatic Tank Switcher	Chart/MVE	AutomaticLN2Switcher	CVJA01B102	Lab 107
01096	CR1 Pass Through Window	AirCrafters Inc.	NA	NA	CR1
01097	Pass Through	AirCrafters Inc.	NA	NA	Lab 107
01098	CR2 Pass Through Window	AirCrafters Inc.	NA	NA	CR2
1099	Stir Plate	Corning	PC-410	350 400 158244	CR1
01100	Pipette Aid XP	Drummond	4-100-101	61638	CR2
01103	Digital Thermometer	VWR	Dual Channel	0122795	Facilities

FORTICELL BIOSCIENCE INC. EQUIPMENT LIST

01106	Cryo-Dewar	Custom Biogenics	CS-4000D	C001017-1	Lab 107
01107	Static Eliminator	Chapman	VSE3000	1125498	Lab 107
01108	Moisture Analyzer	Mettler Toledo	LP16J/PJB00MD	1117472740	CR1
01110	Stirplate	Corning	PC-410	350400172972	CR1
01111	Timer	VWR	62344-600	21414063	CR1
01112	Rocker	Shelton Scientific	VS-50	F1047	CR1
01113	Microcentrifuge	Fisher Scientific	235C	6798	CR1
01114	Pump	Masterflex	77521-40	F01005947	CR1
01115	Pump	Masterflex	77521-40	F01005955	CR1
01116	Pump	Masterflex	77521-40	F01005958	CR1
01117	Pump	Masterflex	77521-40	F01005966	CR1
01119	Digital Hygrometer/Thermometer	Fisher Scientific	11-661-18	240167392	CR1
01122	pH Meter	IQ Scientific Instr.	IQ240	018041	CR1
01124	Pipette Aid XP	Drummond	4-100-101	61629	CR2
01125	Pipette Aid XP	Drummond	4-100-101	61627	CR2
01127	Pipette Aid XP	Drummond	4-100-101	61626	CR2
01128	Pipette Aid XP	Drummond	4-100-101	61635	CR2
01129	LabNet Orbital Shaker	LabNet	Orbit 300	06040397	Lab 107
01130	Environmental Controller	American AutoMatrix	SAGEMAX	5699	Microlab
01131	Digital K-Type Thermocouple	Omega	HH501BK	00000349	Facilities
01132	CRF Interface	Gordinier	Interface	B3:4139-0796	Lab 107
01133	CRF Interface	Gordinier	Interface	B3:4166-0798	Lab 107
01134	Pipette Repeater	Eppendorf	Repeater Plus	123462	BP Lab
01501	CRF Printer	Panasonic	KX-P1150	6CECEB61425	Lab 107
01506	Digital Micrometer	Mitutoyo	293-761-30	8002374	Facilities
03004	Pipeline Dispenser	Essen	4355	02015	Lab 107
03005	RF Tube Sealer	Sebra	2600	0419	BP Lab
03016	Digital Shaker	Labnet	Orbit 1000		CR1
03017	Aluminum Warming Plate	Penetrating Innovations	12055/0017	155050002	BP Lab
03018	HT-50S Temperature Control Unit	Penetrating Innovations	12055/0205	191050005	BP Lab
03019	Aluminum Warming Plate	Penetrating Innovations	12055/0017	155050001	BP Lab
03020	HT-50S Temperature Control Unit	Penetrating Innovations	12055/0205	191050006	BP Lab
03022	CPU - HPLC	Dell	GX-280	7584771	Lab 107
03025	Filter Integrity Test Stand	Nalgene	NA	NA	Lab 107
03026	Digital Micropipettor	Matrix	Impact2	106848706	CR1
03027	Fyrite CO2 Sensor	Bacharach	11-7042	#2	BP Lab
03028	Undercounter Refrigerator	True Food Service Eq.	TUC-27	NA	CR1
03028	Digital Temperature Indicator	VWR	62379-549	20407470	CR1
03029	Digital Micropipettor	Matrix	Impact2	117190004	CR1
03030	Perstaltic Pump Drive	Watson Marlow	520 Di/L	F061518	Lab 107
03031	S.S. Pot w/ baffles 1.25 quart	NA	NA	NA	CR1
03032	S.S. Pot w/ baffles 2 quart	NA	NA	NA	CR1
03033	S.S. Pot w/ baffles 2 quart	NA	NA	NA	CR1
03034	Vacuum Cleaner	Nilfisk	GM80	9056302	CR2
03035	Pump Head (w/ tag 3030)	Watson Marlow	505L Low Pulse Head	053.4001.000	Lab 107
03036	Room Pressure Monitor	TSI	8630-SM	19038711	CR1
03038	Double Row Bar Manifold	Eastern Plastics			CR1
03038	Freeze-dryer Part	FTS Systems	DuraStop MP		Room 108
03048	Filter Integrity Tester	Pall	Palltronic Flowstar XC	18 1980 26	Lab 108
03049	Filter Integrity Test Stand	Nalgene	NA	NA	Lab 107
03056	Manifold	Eastern Plastics	PN641-007	NA	Lab 107
03057	Manifold	Eastern Plastics	PN641-007	NA	Lab 107
03058	Manifold	Eastern Plastics	PN641-007	NA	Lab 107
03059	Manifold	Eastern Plastics	PN641-007	NA	Lab 107
03060	Manifold	Eastern Plastics	PN641-007	NA	Lab 107
03061	Manifold	Eastern Plastics	PN641-007	NA	Lab 107
03062	Manifold	Eastern Plastics	PN641-007	NA	Lab 107
03063	Manifold	Eastern Plastics	PN641-007	NA	Lab 107
03064	Manifold	Eastern Plastics	PN641-007	NA	Lab 107
03065	Manifold	Eastern Plastics	PN641-007	NA	Lab 107
03500	Light Box	VWR	VWR TW-26	061300-009	Lab 107

FORTICELL BIOSCIENCE INC. EQUIPMENT LIST

03518	Water Treatment System	Millipore		F8JM96879G	Offsite Storage
03519	Stirplate	Corning	PC-410	350400228871	CR1
03520	Slide Warmer	LabLine	26005		CR1
03523	Light Box	VWR	TW-26	011802-009	CR1
03525	Impulse Sealer	Midwest Pacific	MP-8	NA	CR1
03528	Stir Plate	Corning	PC-410	350400158384	BP Lab
03532	Bact-Incinerator	Sherwood Medical	NA	IC9912603	CR1
03533	Air Sampler - Same as Tag 756	Millipore	MAirT	684	Microlab
03534	Stir Plate	Corning	PC-410	350400158345	Lab 107
03535	Hotplate	Fisher Scientific	Isotemp	105N0357	Microlab
03536	SmartUPS 700	APC	SU700NET	NS0002141523	Microlab
03537	BacT-Alert Computer Monitor	Viewsonic	VCDTS21384-1M	C19499	Microlab
03538	BacT CPU	Organon Teknika	S133EDZ16E2C	1NB2538681481	Microlab
03543	Pipette Aid XP	Drummond	4-100-101	NA	CR2
03544	Fyrite CO2 Sensor	Bacharach	11-7042	#3	CR1
03548	Pipettor	Gilson	Pipetman	K14363K	BP Lab
03549	Masterflex L/S Pump	Cole Parmer	75118-10	C99000147	Lab 107
03551	Wax Dispenser	ThermoShandon	3120069	1-66-T0571	CR1
03552	FFSS Minifold I Dot Blot System				CR1
04500	Diff'tial Scanning Colorimeter (DSC)	TA Instrument	DSC2010	2010-998	CR1
04505	vortex	VWR	VM3000	14990	CR1
04509	Viscometer	Cole Parmer	98936	5176-A1701	CR2
04515	Timer	VWR	62344-600	2206860	CR1
04519	Instron Load Cell	Instron	5542	UK447	Opt-Med
04520	Digital Caliper	Mitutoyo	CD-6"CS	0261710	Facilities
04540	Digimatic Caliper	Mitutoyo	500-196	0315512	CR1
05001	Lab Rotator	LabLine	1309R	0302-0011	CR1
05002	Multichannel Micropipettor	VWR	M-8	150232219	BP Lab
05004	Rocker	Shelton Scientific	VS-50	F-1544	Lab 107
05053	BacT Printer	OkiData	Microline 320 Turbo	911B2571315	Microlab
05054	BacT Scanning Gun	PSC Inc.	GP5385-173BG242	745604	Microlab
05500	Quebec Colony Counter	Leica	3325	NA	CR1
05502	Bacti-Cinerator	Oxford	Bacti-Cinerator III	K9912804	Microlab
05503	Hotplate/Stirrer	Barnstead/Thermolyne	SP73235	847000106254	Microlab
06020	Projector	InFocus	LP340B	7GT12900262	Office Area
06088	Laptop - Kaye	Toshiba	PS4344-3N 1538	707828594	Lab 107
06091	Laptop - Kaye	Toshiba	PA27224	X8014044	Lab 107
06095	Laser Printer	HP	Laser jet 4050	USBB013093	Lab 107
50003	Rocker	Shelton Scientific	VS-50	F-1065	BP Lab
1502	Copier/Printer - Color	Canon	C3200		OFFICE
1504	Copier/Printer/Scanner	Canon	6020		OFFICE
6068	Desktop Computer	Compaq	EV0		OFFICE
	Desktop Computer	HP-Compaq	PB464A#ABA		OFFICE
	Desktop Computer	HP-Compaq	PB464A#ABA		OFFICE
	Desktop Computer	HP-Compaq	PB464A#ABA		OFFICE
	Desktop Computer	Dell	Optiplex GX520		OFFICE
	Desktop Computer	Dell	Dimension 8200		OFFICE
	Desktop Computer	Dell	Optiplex GX150		OFFICE
	Desktop Computer	Dell	Dimension 4700		OFFICE
	Executive Desk (L-shape)	HON			OFFICE
	Executive Desk (L-shape)	HON			OFFICE
	Executive Desk (L-shape)	HON			OFFICE
	Executive Desk (L-shape)	HON			OFFICE
	Executive Desk (L-shape)	HON			OFFICE
	Executive Desk (L-shape)	HON			OFFICE
	Cubicles w/Desks x 8				OFFICE
	Fax Machine	Brother	Intellifax 4100		OFFICE
	Fax Machine	Brother	Intellifax 4750E		OFFICE
	Fax Machine	H-P	OfficeJet K80		OFFICE

Tag #	Description	Make	Model	Serial #	Status	Location	Condition	Asking Price
325	Refrigerator/Freezer ca. 30 cuft	(Fisher) GE	TBX2INIXZRWW	TT556950	Active	Lab 107	Good	$ 375
120	Refrigerator/Freezer ca. 30 cuft	(Fisher) Whirlpool	E718NKXFW00	EG0412165	Active	Lab 107	Good	$ 375
975	Refrigerator/Freezer Explosion-proof ca. 11.6 cuft	Fisher	13-986-116		OOS	Lab 107	New	$ 1,250
1055	Balance	Mettler Toledo	PG5002-S	1120513727	Active	Lab 107	Like New	$ 1,650
242	Vacuum Pump	Savant	VLP120	982177959	Active	CR1	Very Good	$ 1,500
324	Oven	VWR	1350FM	900198	Active	CR1		$ 900
701	Vacuum Pump	NA	25343-01	59900000157	Active	CR1	Very Good	$ 1,500
241	Speed Vacuum	Savant	SC11C	SC110-8H330246-1J	OOS	Discarded	NA	$ -
754	Vacuum Oven/Shelf Drier (pilot production)	Memmert			OOS	CR1	New	$ 15,000
	Vacuum Oven Shelf							
	Vacuum Oven Shelf							
3029	Digital Micropipettor	Matrix	Impact2	117190004	Active	CR1	Very Good	$ 500
267	Centrifuge	Eppendorf	5415C	5415B58474	Active		Very Good	$ 800
00026	Freezer, -80C	Harris	DLT25V85014	R15F300551RF	Active	Lab 107	Good	$ 4,000
00205	Centrifuge (refrigerated, low speed)	Sorvall	RT7	9800308	Active	CR2	Very Good	$ 4,200

Schedule 2

OrCel related patents -07

Schedule of Patents Granted					
Country	Patent Number	Tittle	Priority Date	Issue Date	Expiration Date
Austria	E161408	Composite Living Skin Equivalent	04/23/90	12/29/97	04/24/11
Australia	632693	Composite Living Skin Equivalent	04/24/90		
Belgium	526550	Composite Living Skin Equivalent	04/24/90	12/29/97	04/24/11
Canada	2080693-1	Composite Living Skin Equivalent	04/24/90	11/27/01	04/24/11
Denmark	526550	Composite Living Skin Equivalent	04/24/90	12/29/97	04/24/11
France	526550	Composite Living Skin Equivalent	04/24/90	12/29/97	04/24/11
Germany	526550	Composite Living Skin Equivalent	04/24/90	12/29/97	04/24/11
Great Britain	526550	Composite Living Skin Equivalent	04/24/90	12/29/97	04/24/11
Greece	526550	Composite Living Skin Equivalent	04/24/90	12/29/97	04/24/11
Israel	99548	Composite Living Skin Equivalent	04/24/90	12/26/01	09/24/05
Italy	526550	Composite Living Skin Equivalent	04/24/90	12/29/97	04/24/11
Japan	2137087	Composite Living Skin Equivalent	04/24/90		
Luxembourg	526550	Composite Living Skin Equivalent	04/24/90	12/29/97	04/24/11
New Zealand	240126	Composite Living Skin Equivalent	04/24/90		
People's Rep. of China	64346	Composite Living Skin Equivalent	04/24/90		
Republic Of Ireland	80689	Composite Living Skin Equivalent	04/24/90		
Russia	2135191	Composite Living Skin Equivalent	04/24/90		
South Africa	91/8047	Composite Living Skin Equivalent	04/24/90		
Spain	526550	Composite Living Skin Equivalent	04/24/90	12/29/97	04/24/11
Sweden	526550	Composite Living Skin Equivalent	04/24/90	12/29/97	04/24/11
Switzerland	526550	Composite Living Skin Equivalent	04/24/90	12/29/97	04/24/11
Thailand	4892	Composite Living Skin Equivalent	04/24/90		
The Netherlands	526550	Composite Living Skin Equivalent	04/24/90	12/29/97	04/24/11
USA	5282859/ Re. 35399	Composite Living Skin Equivalent	04/24/90	02/01/94	02/01/11
USA	6039760	Composite Living Skin Equivalent	04/24/90	03/21/00	02/01/11
USA	6700464B2	Trilayered Collagen Construct	12/28/00	12/31/02	12/28/20
USA	6638709	cryopreserved composite living constructs		10/28/03	10/28/21
					total

Exhibit A1-2: HAPTO Biotech Fibrin-Related Patent Portfolio - Owned

Law Firm No.	Appn./Patent No.	Title	Status	ownership
39612/10	U.S. Patent No. 6,552,172 Issued: 4/22/03 (Based on U.S. Appn. No. 09/942,984, filed 8/30/01)	Fibrin Nanoparticles and Uses Thereof	Granted	Owned
39612/11	U.S. Patent No. 6,863,660 Issued: 3/8/05 (Based on U.S. Appn. No. 10/107,678, filed 3/27/02)	Fibrin Applicator Pistol	Granted	Owned

Exhibit A1-1: HAPTO Biotech Fibrin-Related Patent Portfolio - Licensed

Law Firm No.	Appn./Patent No.	Title	Status	ownership
39612/3	U.S. Patent No. 6,150,505 Issued: 11/21/00 (Based on U.S. Appn. No. 08/934,283, filed 9/19/97)	Fibrin Microbeads Prepared From Fibrinogen, Thrombin and Factor XIII	Granted	Licensed from Hadasit
39612/4	U.S. Patent No. 6,503,731 Issued: 1/7/00 (Based on U.S. Appn. No. 09/153,547, filed 9/15/98 which is a continuation of 39612/3)	Fibrin Microbeads Prepared From Fibrinogen, Thrombin and Factor XIII For Binding Cells	Granted	Licensed from Hadasit
39612/6	AU Patent No. 758000 Issued: 6/26/03 (National Phase of PCT Appn. No. PCT/US98/19084, filed 9/15/98 and claims priority to 39612/3)	Fibrin Microbeads and Uses Thereof	Granted	Licensed from Hadasit
39612/8	European Patent 1015570 (Regional Phase of PCT Appn. No. PCT/US98/19084, filed 9/15/98 and claims priority to 39612/3)	Fibrin Microbeads and Uses Thereof	European Patent Validated ion: Germany, France and Great Britain.	Licensed from Hadasit
39612/9	JP Appn. No. 2007-230805 Divisional of JP Appn. No. 2000-512930 (abandoned) (National Phase of PCT Appn. No. PCT/US98/19084, filed 9/15/98 and claims priority to 39612/3)	Fibrin Microbeads and Uses Thereof	Pending: divisional application filed; awaiting first Office Action	Licensed from Hadasit
39612/13	U.S. Patent No. 6,737,074 Issued: 5/18/04 (Based on U.S. Appn. No. 10/280,871, filed 10/25/02, which is a continuation of 39612/4)	Fibrin Microbeads and Uses Thereof	Granted	Licensed from Hadasit

314492.1

Exhibit A2-2: Hapto Biotech Haptotactic Peptide (Haptide) Related Patents - Owned

Law Firm No.	Appn./Patent No.	Country	Title	Status	Ownership
HAP/005	10/533826	USA	**LIPOSOMAL COMPOSITIONS COMPRISING HAPTOTACTIC PEPTIDES AND USES THEREOF**	Pending: examination	Owned
"	03810569.8	Europe	"	Filed	"
"	168339	Israel-1	"	Pending: examination	"
"	2004-549517	Japan	"	Filed	"

Exhibit A2-1: Hapto Biotech Haptotactic Peptide (Haptide) Related Patents - Licensed

Law Firm No.	Appn./Patent No.	Country	Title	Status	Ownership
HAP/002	09/487790 Patent No.7122620	USA	**NOVEL PEPTIDES**	Granted	Licensed from Hadasit
"	99925818.9 Patent No. 1082126	Europe:Belgium, France, Ireland, Switzerland	"	Granted	"
"	99925818.9	United Kingdom	"	Validation	"
"	99925818.9 Patent No. 69938130.4	Germany	"	Granted	"
"	42031/99 Patent No. 766679	Australia	"	Granted	"
"	139604	Israel	"	Pending: examination	"
"	2000-550501	Japan	"	Pending: examination	"
"	11/490033	USA-1 Div.*	"	Pending: examination	"
HAP/003	10/181187 Patent No. 7148190	USA	**NOVEL HAPTOTACTIC PEPTIDES**	Granted	Licensed from Hadasit
"	01901357.2	Europe	"	Pending: examination	"
"	27024/01 Patent No. 782233	Australia	"	Granted	"
"	150458	Israel	"	Pending: examination	"
"	2001-553796	Japan	"	Filed	"
"	11/601024	USA-1 CON.	"	Allowance	"